UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 27, 2021

ProPetro Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1706 S. Midkiff Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 688-0012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PUMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Phillip A. Gobe

On July 27, 2021, Phillip A. Gobe, who currently serves as the Chief Executive Officer and Chairman of the Board of ProPetro Holding Corp. (the “Company” or “ProPetro”), resigned as Chief Executive Officer of the Company and was appointed as Executive Chairman of the Board of Directors (the “Board”) of the Company, in each case, effective as of August 31, 2021 (the “Transition Date”). Mr. Gobe’s employment and service as Executive Chairman of the Board will continue during a transition period in order to support Samuel D. Sledge as he assumes the role of Chief Executive Officer, after which time Mr. Gobe is expected to continue his service with the Company as the non-executive Chairman of the Board.

Samuel D. Sledge

On July 27, 2021, Samuel D. Sledge was appointed as a member of the Board and Chief Executive Officer of the Company, effective as of the Transition Date, and will no longer serve as the Company’s President as of that date. Mr. Sledge will serve as the Company’s principal executive officer as of the Transition Date. Consistent with the terms of the Company’s Amended and Restated Non-Employee Director Compensation Policy, Mr. Sledge will not receive compensation as an employee director of the Company. In connection with his appointment, effective upon the Transition Date, (i) the Company will grant (a) restricted stock units with a value of approximately $400,000, which generally vest in three equal tranches on each of the first three anniversaries of the date of grant, subject to continued employment with the Company, and (b) performance share units with a value of approximately $600,000, with a performance period from 2021 through 2023, to Mr. Sledge pursuant to the ProPetro Holding Corp. 2020 Long Term Incentive Plan (the “2020 Plan”) and (ii) Mr. Sledge’s designation under the ProPetro Services, Inc. Second Amended and Restated Executive Severance Plan (the “Severance Plan”) will be modified from a “Tier 2 Executive” to a “Tier 1 Executive.” On July 28, 2021, Mr. Sledge entered into a new participation agreement under the Severance Plan reflecting the change in his Tier designation but such agreement will not become effective until the Transition Date.

The foregoing description is not complete and is qualified in its entirety by reference to Mr. Sledge’s participation agreement, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Mr. Sledge, age 34, has served as the Company’s President since May 2021, and prior to that, he served as Chief Strategy and Administrative Officer beginning in March 2020. Mr. Sledge has significant experience with ProPetro having joined the Company in 2011. Mr. Sledge has served in various capacities throughout his tenure such as a Frac Technical Specialist and Technical Operations Manager where his duties included quality control, planning and logistics, and the development of the engineering program. Mr. Sledge has also served as the Vice President of Finance, Corporate Development, and Investor Relations where his responsibilities included financial planning and analysis, strategic initiatives and investor relations. Mr. Sledge received a Bachelor of Business Administration and a Masters of Business Administration from Baylor University.

There are no arrangements or understandings between Mr. Sledge and any other persons pursuant to which he was selected to serve as the Company’s Chief Executive Officer or as a director of the Board. There are no family relationships between Mr. Sledge and any director or executive officer of the Company. Information regarding Mr. Sledge required by Item 404(a) of Regulation S-K was previously disclosed in the Company’s proxy statement filed on March 26, 2021 and is incorporated by reference herein.

Adam Muñoz

On July 27, 2021, Adam Muñoz was appointed as President and Chief Operating Officer of the Company, effective on the Transition Date. In connection with his appointment, effective upon the Transition Date the Company will grant (i) restricted stock units with a value of approximately $100,000, which generally vest in three equal tranches on each of the first three anniversaries of the date of grant, subject to continued employment with the Company, and (ii) performance share units with a value of approximately $150,000, with a performance period from 2021 through 2023, to Mr. Muñoz pursuant to the 2020 Plan.

Adam Muñoz, age 39, has served as the Company’s Chief Operating Officer since January 2021, and prior to that, he served as Senior Vice President of Operations beginning in March 2020. Mr. Muñoz joined the Company in 2010 to initiate ProPetro’s Permian pressure pumping operation. Prior to joining ProPetro, Mr. Muñoz held sales and operations roles at Frac Tech Services and Weatherford International. Since joining the Company, Mr. Muñoz has also served as the Vice President of Frac Services where his duties included leading the hydraulic fracturing division through specific efforts to increase operational efficiencies and maximize financial productivity and as the Director of Business Development and Technical Services where he was responsible for overseeing the growth of the hydraulic fracturing operations as well as managing the department’s day-to-day technical services. Mr. Muñoz received a Bachelor of Business Marketing from the University of Texas at the Permian Basin.

There are no arrangements or understandings between Mr. Muñoz and any other persons pursuant to which he was selected to serve as the Company’s President and Chief Operating Officer. There are no family relationships between Mr. Muñoz and any director or executive officer of the Company. Information regarding Mr. Muñoz required by Item 404(a) of Regulation S-K was previously disclosed in the Company’s proxy statement filed on March 26, 2021 and is incorporated by reference herein.

Newton W. “Trey” Wilson III

Following a review of the role, responsibility and contributions of Newton W. “Trey” Wilson III, the Company’s General Counsel and Corporate Secretary, the Compensation Committee of the Board designated Mr. Wilson as a “Tier 2 Executive” instead of a “Tier 3 Executive” under the Severance Plan. Mr. Wilson entered into a participation agreement documenting his designation as a “Tier 2 Executive” under the Severance Plan on July 28, 2021.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of Mr. Wilson’s participation agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 7.01	Regulation FD Disclosure.

On July 27, 2021, the Company issued a press release announcing the management changes discussed herein. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information furnished with this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Form of Participation Agreement pursuant to the ProPetro Services, Inc. Second Amended and Restated Executive Severance Plan (incorporated by reference to Exhibit 10.5 to ProPetro Holding Corp.’s Current Report on Form 8-K, dated October 26, 2020).
10.2	Participation Agreement pursuant to the ProPetro Services, Inc. Second Amended and Restated Executive Severance Plan, dated July 28, 2021, by and between Newton W. Wilson III and ProPetro Services, Inc.
99.1	Press release dated July 27, 2021.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPETRO HOLDING CORP.

Date: July 28, 2021	By:	/s/ Newton W. Wilson III
Newton W. Wilson III
General Counsel and Corporate Secretary

4